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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               January 25, 2000
                               (Date of Report)

                               January 11, 2000
                       (Date of earliest event reported)


                              McKESSON HBOC, INC.
            (Exact name of registrant as specified in its charter)

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
        Delaware                                           1-13252                                        94-3207296
(State of Incorporation)                            (Commission File No.)                               (IRS Employer
                                                                                                      Identification No.)
           McKesson Plaza
           One Post Street
           San Francisco, CA                                                        94104
(Address of principal executive offices)                                          (Zip Code)
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       Registrant's telephone number, including area code (415) 983-8300


Item 5.   Other Events

     We are filing this Current Report on Form 8-K to make generally available certain information regarding the Registrant.

     On January 11, 2000, the Registrant entered into a definitive Stock Purchase Agreement with Groupe Danone SA, a company organized under the laws of France, whereby Groupe Danone will purchase all of the outstanding capital stock of McKesson Water Products Company, a California corporation and a subsidiary of the Registrant, for a total consideration of $1.1 billion in cash. A copy of the press release announcing the execution the definitive Stock Purchase Agreement is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99.1 Press Release issued by the Registrant on January 11, 2000



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    McKESSON HBOC, INC.
                                    (Registrant)



Date:  January 25, 2000             By: /s/ Ivan D. Meyerson
                                        -------------------------------------
                                    Name:   Ivan D. Meyerson
                                    Title:  Senior Vice President,
                                            General Counsel and Secretary

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                                 EXHIBIT INDEX
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Exhibit No.       Title
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
99.1              Press Release issued by the Registrant on January 11, 2000
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